UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

ATech (Parent) Resolution Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Akoustis Technologies, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on December 16, 2024, ATech (Parent) Resolution Corp. (f/k/a Akoustis Technologies, Inc.) (the “Company”) and certain of its subsidiaries (such subsidiaries, together with the Company, the “Debtors”) filed voluntary petitions under title 11 of the United States Code, (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware, thereby commencing chapter 11 cases for the Debtors (such court, the “Court” and such chapter 11 cases, the “Cases”).

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously disclosed, on December 15, 2024, the Company agreed to the form of a “stalking horse” asset purchase agreement (the “Stalking Horse APA”) with Gordon Brothers Commercial & Industrial, LLC, providing for the sale and purchase of certain assets related to the Debtors’ businesses (the “Akoustis Assets”). Pursuant to the Debtors’ bidding procedures, as approved by the Court on January 13, 2025, and amended on February 20, 2025, and March 25, 2025 (the “Bidding Procedures”), the Stalking Horse APA was subject to higher and better offers received during the Cases.

On April 25, 2025, in accordance with the Bidding Procedures, the Debtors conducted an auction for the Akoustis Assets, which resulted in Tune Holdings Corp., a Texas corporation (“Purchaser”), being named as the successful bidder for substantially all of the assets of the Company and two of its subsidiaries, ATech Resolution Corp. (f/k/a Akoustis, Inc.), a Delaware corporation (“ATech”), and RF Chips Resolution Corp. (f/k/a RFM Integrated Device Inc.), a Texas corporation and wholly owned subsidiary of ATech (“RF Chips” and, collectively with the Company and ATech, “Sellers”). On the same date, Sellers, Purchaser, and Purchaser’s parent, Space Exploration Technologies Corp., a Texas corporation, as guarantor of certain of Purchaser’s obligations thereunder (collectively, with the Sellers and Purchaser, the “Parties”), entered into an asset purchase agreement (the “Purchase Agreement”), under which Purchaser agreed, subject to the terms and conditions of the Purchase Agreement, to purchase certain assets and assume certain liabilities from the Sellers for a purchase price of $30.2 million. On May 1, 2025, the Court approved the sale, and the sale was consummated by the Parties on May 15, 2025.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kamran Cheema resigned from the Company’s Board of Directors in connection with the sale of the Debtors’ assets to Purchaser, effective as of May 14, 2025.

Pursuant to the Purchase Agreement and effective as of May 14, 2025, the positions of Kamran Cheema as Chief Executive Officer and Chief Product Officer of the Company and Kenneth Boller as Chief Financial Officer of the Company terminated.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2025, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Amendment”), in connection with the below described Purchase Agreement. The Certificate of Amendment did not amend the certificate of incorporation except to change the Company’s corporate name from “Akoustis Technologies, Inc.” to “ATech (Parent) Resolution Corp.”, effective May 15, 2025.

The foregoing description of the Certificate of Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

On April 25, 2025, in accordance with the Bidding Procedures, the Debtors selected Silitronics Solutions Inc., a California corporation (“Silitronics”), as the successful bidder for substantially all of the assets (the “GDSI Assets”) of Grinding and Dicing Services, Inc., a California corporation and wholly owned subsidiary of ATech (“GDSI”), based on a bid valued at approximately $6 million. The Debtors intend to seek approval for the contemplated sale of the GDSI Assets to Silitronics by the Bankruptcy Court in connection with the Cases.

On May 15, 2025, the Company issued a press release announcing the consummation of the sale of the Akoustis Assets pursuant to the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Trading in the Company’s Securities

Holders of the Company’s common stock are cautioned that trading in the Company’s common stock during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. The Company currently does not expect that holders of the Company’s common stock will receive any payment or other distribution in the Cases given the expected proceeds of the sale of its assets and the amount of the liabilities owed to more senior creditors. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, each as amended, that are intended to be covered by the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements about the Company’s ability to sell any of its remaining assets; and the effect of the Cases on the Company’s business prospects; financial results and business operations the transactions contemplated by the Purchase Agreement; the Company’s financial projections and cost estimates; expectations regarding proceeds of the sales and the amount of distributions to the Company’s creditors; the timing or amount of any distributions, if any, to the Company’s stakeholders,  and other statements regarding the Company’s strategy and future operations, performance and prospects among others. Forward-looking statements include all statements that are not historical facts and typically are identified by use of terms such as: “may,” “might,” “would,” “will,” “should,” “could,” “project,” “expect,” “plan,” “strategy,” “anticipate,” “attempt,” “develop,” “help,” “believe,” “think,” “estimate,” “predict,” “intend,” “forecast,” “seek,” “potential,” “possible,” “continue,” “future,” and similar words (including the negative of any of the foregoing), although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Form 8-K, the Company cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which it cannot be certain. Forward-looking statements are neither historical facts nor assurances of future results, performance, events or circumstances. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions, and are subject to risks and uncertainties. These risks and uncertainties include any adverse outcomes of any motions or appeals against the Company, and other risks and uncertainties, including those more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and subsequent Quarterly Reports on Form 10-Q, and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation, as amended, of ATech (Parent) Resolution Corp. (f/k/a Akoustis Technologies, Inc.), dated May 15, 2025.
99.1	Press Release dated May 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATech (Parent) Resolution Corp.

Date: May 15, 2025	By:	/s/ Mark Podgainy
	Name:	Mark Podgainy
	Title:	Finance Transformation Officer

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